LONG-TERM DEBT (Details) (USD $)	Dec. 31, 2014	Dec. 31, 2013
Debt Instrument [Line Items]
Loan from Chailease Finance Co., Ltd. with an interest rate at 5% per annum, due on May 30, 2015	$ 34,610	$ 135,208
Loan from Taipei Fubon Bank with an interest rate at .5% per annum, due on November 26, 2014		62,942
Other Loan	0	2,638
Convertible debenture	0	350,000
Total	34,610	550,788
Less: Current portion	(34,610)	(164,156)
Less: Debt discount		(22,262)
Other Long-term Debt, Noncurrent	$ 0	$ 364,370